UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:          November 26, 2012
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-3016	WISCONSIN PUBLIC SERVICE CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 (800) 450-7260	39-0715160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 26, 2012, Wisconsin Public Service Corporation (the “Company”) agreed to sell $300,000,000 aggregate principal amount of its Senior Notes, 3.671% Series Due December 1, 2042 (the “Senior Notes”), in a public offering through J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Scotia Capital (USA) Inc.; Wells Fargo Securities, LLC; Fifth Third Securities, Inc.; Mizuho Securities USA Inc.; PNC Capital Markets LLC; and Wedbush Securities Inc. The closing for the sale of the Senior Notes is scheduled for December 3, 2012. The Senior Notes are registered with the Securities and Exchange Commission on a Registration Statement on Form S-3 (Registration No. 333-177682). In connection with the offering of the Senior Notes, final versions of the following are filed herewith: (1) the Underwriting Agreement, dated November 26, 2012, by and among the Company and J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Scotia Capital (USA) Inc.; and Wells Fargo Securities, LLC, for themselves and as representatives of the other underwriters named therein; (2) the Ninth Supplemental Indenture, dated December 1, 2012, by and between the Company and U.S. Bank National Association, as successor trustee, creating the Senior Notes; and (3) the 43rd Supplemental Indenture, dated December 1, 2012, by and between the Company and U.S. Bank National Association, as successor trustee, creating the Company’s First Mortgage Bonds, Collateral Series I, which are being pledged as security for the Senior Notes.

Item 9.01	Financial Statements and Exhibits

	(a)	Not applicable

	(b)	Not applicable

	(c)	Not applicable

	(d)	Exhibits. The following exhibits are being filed herewith:

1
Underwriting Agreement, dated November 26, 2012, by and among Wisconsin Public Service Corporation and J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Scotia Capital (USA) Inc.; and Wells Fargo Securities, LLC, for themselves and as representatives of the other underwriters named therein.

4.1
Ninth Supplemental Indenture, dated December 1, 2012, by and between Wisconsin Public Service Corporation and U.S. Bank National Association (successor to Firstar Bank, National Association and Firstar Bank Milwaukee, N.A., National Association).

4.2
43rd Supplemental Indenture, dated December 1, 2012, by and between Wisconsin Public Service Corporation and U.S. Bank National Association (successor to Firstar Bank, National Association, successor to Firstar Trust Company, formerly known as First Wisconsin Trust Company).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN PUBLIC SERVICE CORPORATION By: /s/ William J. Guc William J. Guc Treasurer

Date: November 29, 2012

WISCONSIN PUBLIC SERVICE CORPORATION

Exhibit Index to Form 8-K
Dated November 26, 2012

Exhibit Number

1
Underwriting Agreement, dated November 26, 2012, by and among Wisconsin Public Service Corporation and J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Scotia Capital (USA) Inc.; and Wells Fargo Securities, LLC, for themselves and as representatives of the other underwriters named therein.

4.1
Ninth Supplemental Indenture, dated December 1, 2012, by and between Wisconsin Public Service Corporation and U.S. Bank National Association (successor to Firstar Bank, National Association and Firstar Bank Milwaukee, N.A., National Association).

4.2
43rd Supplemental Indenture, dated December 1, 2012, by and between Wisconsin Public Service Corporation and U.S. Bank National Association (successor to Firstar Bank, National Association, successor to Firstar Trust Company, formerly known as First Wisconsin Trust Company).